SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 1997 (December 31,
1996)

                         MCI COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


Delaware                          0-6457                        52-0886267
(State or other           (Commission File Number)           (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)







             1801 Pennsylvania Avenue, N.W., Washington, D.C. 20006

                    (Address of Principal Executive Offices)


               Registrant's telephone number, including area code

                                 (202) 872-1600

Item 7.           Financial Statements and Exhibits



   Exhibit No.          Description

   11                   Computation of Earnings Per Common Share.

   12                   Computation of Ratio of Earnings to Fixed Charges.

   13 Specified portions of the Registrant's Annual Report to Stockholders for the year ended December 31, 1996.

   23                   Consent of Independent Accountants.

   27                   Financial Data Schedule.

   99(a)                Valuation and Qualifying Accounts (Schedule II).

   99(b)                Capitalization Schedule.

   99(c)                Accountant's Report on Financial Statement Schedules.



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





MCI COMMUNICATIONS CORPORATION

 /s/ David M. Case
------------------------------------------------------
David M. Case
Vice President and Controller



Date: February 10, 1997